Delaware Group Global & International
Funds
N-SAR

Exhibit List


Exhibit		Reference

77.D	Policies with respect to
security investments incorporated by
reference to a 497(e) filing filed on
December 3, 2007 (SEC Accession No.
0000875610-07-000006).